Supply  Agreement,  dated  January  6,2004  between,

Salmon  Express  Inc.  (the  "Company")
and
Vernon  Graphics  Ltd.  (the  "Supplier")

Preambles:
WHEREAS, the Company is in the business of selling Salmon and other Seafood Products;

WHEREAS,  the  Supplier  is  in  the  business  of  printing;

WHEREAS, the Supplier has already provided the company in the calendar year of 2003 with Logo design and various printing orders. The supplier already possesses the digital files required for processing Salmon Express print orders (and thus can manufacture those print orders at a price more than favourable than that which can be offered to a first time customer);

The  parties  agree  as  follows:
During the year 2004 the supplier will provide brochures and rack cards at the following rates:

Qty.
----
      Description                                           Amount
      ----------------------------------------------------  ------------
250.  Full Color 8Yz x II double sided 80# gloss brochures  $     403.00
----  ----------------------------------------------------  ------------
500.  Full Color 8Yz x II double sided 80# gloss brochures  $     515.00
----  ----------------------------------------------------  ------------
250.  Full Color Rack Cards 3.5 x 8.5                       $     314.00
----  ----------------------------------------------------  ------------
500.  Full Color Rack Cards 3.5 x 8.5                       $     370.00
----  ----------------------------------------------------  ------------
      Graphic Design                                        $llO.OO/hour
      ----------------------------------------------------  ------------

In the event prices change the supplier will notify the company in writing previous to processing order.

Payment  Schedule:

Payment will always be half of the total order in advance, and half upon delivery.

Manufacture  Time:

From the date the print orders are placed, the Supplier will require a minimum of 5 days to complete the order.

Penalties  for  late  payment:

If the Company fails to deliver payment upon delivery, interest on overdue payment will a rate of 25% per annum.

The  forgoing  is  agreed  this  January  6,2004.

/s/  Pete  Smith                         /s/  Fred  Dirks
--------------------------              -------------------------------
Salmon  Express  Inc.                   Vernon  Graphics  Ltd.  -  Supplier
Per  Pete  Smith,  President            per  Fred  Dirks,  President